UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

Form 8-K
___________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 1, 2008
___________________

Lincoln Educational Services Corporation
(Exact Name of Registrant as Specified in Charter)
___________________

New Jersey (State or other jurisdiction of incorporation)	000-51371 (Commission File Number)	57-1150621 (I.R.S. Employer Identification No.)

200 Executive Drive, Suite 340 West Orange, New Jersey 07052 (Address of principal executive offices)		07052 (Zip Code)

Registrant’s telephone number, including area code: (973) 736-9340

Not Applicable
(Former name or former address, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 6, 2008, Lincoln Educational Services Corporation (the “Company”) issued a press release announcing, among other things, its results of operations for the second quarter and six months ended June 30, 2008.  A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.  The information contained under this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, the information contained under this Item 2.02 in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)        On August 5, 2008, the Company announced that on August 1, 2008, Charles F. Kalmbach was appointed to its Board of Directors, effective immediately.  Mr. Kalmbach will serve on the Company’s Audit and Compensation Committees.  No arrangement or understanding exists between Mr. Kalmbach and any other person pursuant to which he was appointed as a director.  There are no transactions with respect to Mr. Kalmbach that would be required to be reported under Item 404(a) of Regulation S-K.  Mr. Kalmbach will participate in the Company’s 2005 Non-Employee Directors Restricted Stock Plan (the “Restricted Stock Plan”), which is filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 (Registration No. 333-123664).  Under the Restricted Stock Plan, Mr. Kalmbach will be eligible to receive awards of restricted stock as compensation for his services as a director of the Company, initially in an amount equal to $60,000, and annually, as of the date of each annual meeting, in an amount equal to $40,000, provided that he continues to serve as a director of the Company immediately after such meeting.  Awards of restricted stock under the Restricted Stock Plan vest ratably on the first, second and third anniversary of the grant date; however, there is no vesting period on the right to vote or the right to received dividends on these shares.  The description of director compensation for non-employee directors contained in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 31, 2008 is incorporated herein by reference.  A copy of the press release announcing Mr. Kalmbach’s appointment is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of Lincoln Educational Services Corporation dated August 6, 2008.

99.2	Press release of Lincoln Educational Services Corporation dated August 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: August 6, 2008	By:	/s/ Cesar Ribeiro
		Name:	Cesar Ribeiro
		Title:	Senior Vice President, Chief Financial
Officer and Treasurer